UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	01/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

JANUARY 31, 2008

Semiannual Report
to Shareholders

DWS Small Cap Value Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Investment Management Agreement Approval

Click here Summary of Management Fee Evaluation by Independent Fee Consultant

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.37%, 2.19% and 2.15% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 3, 2001 are derived from the historical performance of Class S shares of DWS Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/08
DWS Small Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-15.17%	-23.41%	-.61%	11.12%	4.87%
Class B	-15.46%	-24.02%	-1.43%	10.19%	4.02%
Class C	-15.45%	-24.00%	-1.34%	10.26%	4.06%
Russell 2000® Value Index+	-8.89%	-14.76%	5.18%	15.49%	8.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 1/31/08	$ 16.36	$ 15.36	$ 15.45
7/31/07	$ 22.87	$ 21.69	$ 21.77
Distribution Information: Six Months as of 1/31/08: Income Dividends	$ .09	$ —	$ —
Capital Gain Distributions	$ 3.12	$ 3.12	$ 3.12
Class A Lipper Rankings — Small-Cap Value Funds Category as of 1/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	288	of	296	97
3-Year	216	of	235	92
5-Year	165	of	180	92

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Value Fund — Class A [] Russell 2000 Value Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/08
DWS Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,219	$9,254	$15,966	$15,160
	Average annual total return	-27.81%	-2.55%	9.81%	4.25%
Class B	Growth of $10,000	$7,407	$9,456	$16,154	$14,825
	Average annual total return	-25.93%	-1.85%	10.07%	4.02%
Class C	Growth of $10,000	$7,600	$9,604	$16,298	$14,888
	Average annual total return	-24.00%	-1.34%	10.26%	4.06%
Russell 2000 Value Index+	Growth of $10,000	$8,524	$11,637	$20,548	$23,249
	Average annual total return	-14.76%	5.18%	15.49%	8.80%

The growth of $10,000 is cumulative.

+ The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.06% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 1/31/08
DWS Small Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-14.99%	-23.16%	-.27%	11.44%	5.17%
Russell 2000 Value Index+	-8.89%	-14.76%	5.18%	15.49%	8.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/08	$ 16.32
7/31/07	$ 22.85
Distribution Information: Six Months as of 1/31/08: Income Dividends	$ .15
Capital Gain Distributions	$ 3.12
Class S Lipper Rankings — Small-Cap Value Funds Category as of 1/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	287	of	296	97
3-Year	213	of	235	91
5-Year	163	of	180	91
10-Year	78	of	80	97

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Value Fund — Class S [] Russell 2000 Value Index+

Yearly periods ended January 31
Comparative Results as of 1/31/08
DWS Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$7,684	$9,918	$17,190	$16,549
	Average annual total return	-23.16%	-.27%	11.44%	5.17%
Russell 2000 Value Index+	Growth of $10,000	$8,524	$11,637	$20,548	$23,249
	Average annual total return	-14.76%	5.18%	15.49%	8.80%

The growth of $10,000 is cumulative.

+ The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2007 to January 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 8/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/08	$ 848.30	$ 845.40	$ 845.50	$ 850.10
Expenses Paid per $1,000*	$ 6.69	$ 10.58	$ 10.02	$ 5.12
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 8/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/08	$ 1,017.90	$ 1,013.67	$ 1,014.28	$ 1,019.61
Expenses Paid per $1,000*	$ 7.30	$ 11.54	$ 10.94	$ 5.58
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Value Fund	1.44%	2.28%	2.16%	1.10%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Portfolio Managers Robert Wang, Julie Abbett and Jin Chen discuss DWS Small Cap Value Fund's performance and strategy and the market environment during the six-month period ended January 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last six months?

A: After a long period of strength, the US equity market weakened in the last months of 2007. Volatility increased significantly as investors responded to waves of bad news about the potential impact of the subprime mortgage crisis on the economy and markets.

Most major equity indices had negative returns for the six-month period ended January 31, 2008. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, posted a negative return of -4.54% for the period.1

1 Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

After a long period of market leadership by small-cap stocks, large-cap performed better over this period, as investors became less comfortable with risk. The Russell 1000® Index, which measures performance of large-cap stocks, returned -4.27%, while the small-cap Russell 2000® Index returned -7.51%.2 Within the small-cap category, which is the focus of this fund, growth stocks performed better than value stocks: the Russell 2000® Growth Index returned -6.20%, while the Russell 2000® Value Index returned -8.89%.3

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Among the 24 industry groups within the Russell 2000 Value Index into which we divide potential holdings, the best-performing group by far was food, beverage & tobacco. The weakest industry groups were diversified financials, technology hardware & equipment, and retailing.

Q: How did the fund perform during the six-month period?

A: The fund had a total return (Class A shares) of -15.17%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's return was below that of its benchmark, the Russell 2000 Value Index, which had a return of -8.89%.

Q: Will you describe how your investment process works?

A: Our focus is on selection of individual holdings, based on their potential for attractive risk-adjusted return. We use a proprietary stock-evaluation approach that incorporates valuation and growth investment parameters, as well as market sentiment indicators to help pinpoint timely entry and exit opportunities. We believe that combining the techniques used by fundamental value investors with extensive growth and earnings analysis enables us to minimize investment-style bias and achieve an objective stock-selection process. In addition, we incorporate market sentiment analysis in an effort to capture short-term price changes and evaluate the market's responsiveness to new information. We believe that the objectivity and discipline achieved through the use of our investment process provides a framework for selecting securities with attractive valuations in an unbiased, consistent and repeatable manner.

Portfolio holdings are well diversified, with only nominal deviations from the benchmark's industry weightings. In selecting stocks for the portfolio, we attempt to avoid deviating from our asset class at all, selecting only from among the universe of small-company value stocks. As a rule, we do not make "macro bets," meaning investment decisions based on the outlook for the economy or specific industry sectors.

Q: Which sectors and holdings were most positive for performance?

A: Since this fund's management process is based almost entirely on stock selection, differences between the fund's return and the returns of the benchmarks result largely from the performance of individual securities.

Stock selection in three sectors added value: these sectors were media; food, beverage & tobacco; and software & services. In two of these sectors — media and software & services, which performed poorly in the benchmark index — the fund's performance benefited from avoiding some stocks in the index that experienced the greatest declines. Also, in software and services, a positive was an overweight position in ManTech International Corporation, which provides defense-related services.4 Holdings in the food, beverage and tobacco sector that performed well include egg producer Cal-Maine Foods, Inc., baked goods producer Flowers Foods, Inc. and Fresh Del Monte Produce, Inc., all of which reported strong earnings.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What decisions hurt performance?

A: The fund's stock selection in banks and diversified financials hurt performance, both on an absolute basis and relative to the benchmark. Major negatives in the diversified financials sector included positions in CompuCredit Corp. and Triad Guaranty, Inc., both of which serve the subprime consumer credit market; these stocks have been sold. The major detractors in the banks sector were Franklin Bank Corp., a Texas-based savings & loan holding company; Sterling Financial Corp. of Spokane, Washington; and BankUnited Financial Corp. of Coral Gables, Florida. All of these companies have substantial involvement in mortgage lending. BankUnited and Franklin Bank have been sold.

Positions in the software and services sector that detracted from performance include Brooks Automation, Inc., a supplier to the semiconductor market; RF Micro Devices, Inc., which manufactures radio frequency components; and Zoran Corp., which produces integrated circuits for video systems. Brooks Automation and RF Micro Devices have been sold.

Q: What other comments do you have for shareholders?

A: Although the fund's return for this period was negative, as was its benchmark, we believe our investment process, which is based on fundamental growth and value indicators, can help us deliver solid performance over the long term. We will continue to seek small-cap companies with strong fundamentals including good cash flow, solid earnings growth, healthy balance sheets and good long-term growth prospects relative to their peers. We believe that our disciplined investment process can help investors gain exposure to some of the most attractive small-cap companies. Broad diversification is a hallmark of a sound investment practice, and we believe that a position in a carefully selected group of small-cap stocks, such as those that constitute this fund, is suitable for many investors.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	1/31/08	7/31/07

Common Stocks	94%	98%
Cash Equivalents	4%	1%
Government & Agency Obligations	1%	—
Closed End Investment Company	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/08	7/31/07

Financials	32%	30%
Industrials	15%	14%
Consumer Discretionary	13%	12%
Information Technology	10%	12%
Health Care	7%	6%
Materials	7%	6%
Energy	5%	7%
Utilities	5%	4%
Consumer Staples	4%	5%
Telecommunication Services	2%	4%
	100%	100%
Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings at January 31, 2008 (15.4% of Net Assets)
1. CF Industries Holdings, Inc. Manufactures and distributes fertilizers	1.9%
2. Rent-A-Center, Inc. Operates franchised and company-owned merchandise stores	1.7%
3. Rock-Tenn Co. Manufacturer of packaging products	1.6%
4. Corus Bankshares, Inc. Holder of interest for commercial bank	1.6%
5. CSG Systems International, Inc. Provider of billing solutions, software and services for customer care and billing functions	1.5%
6. Swift Energy Co. Operates oil and gas properties	1.5%
7. Apria Healthcare Group, Inc. Provider of comprehensive health care services	1.5%
8. Cal-Maine Foods, Inc. Sells fresh shell eggs	1.4%
9. Alaska Air Group, Inc. Provider of scheduled and charter airline services	1.4%
10. Emulex Corp. Developer of products that enhance access to and storage of electronic data and applications	1.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 97.5%
Consumer Discretionary 12.7%
Auto Components 2.2%
American Axle & Manufacturing Holdings, Inc. (a)	70,400	1,531,200
Cooper Tire & Rubber Co.	109,900	1,875,993
		3,407,193
Hotels Restaurants & Leisure 1.8%
Bob Evans Farms, Inc.	16,700	496,658
CEC Entertainment, Inc.*	49,000	1,143,170
Churchill Downs, Inc.	3,200	163,104
Jack in the Box, Inc.*	32,100	938,283
		2,741,215
Household Durables 1.4%
Blyth, Inc.	42,400	923,896
CSS Industries, Inc.	14,900	434,782
Hooker Furniture Corp. (a)	33,600	737,184
		2,095,862
Internet & Catalog Retail 0.4%
FTD Group, Inc.	49,600	631,408
Leisure Equipment & Products 1.4%
Callaway Golf Co.	53,400	956,928
Polaris Industries, Inc. (a)	28,500	1,238,040
		2,194,968
Media 1.1%
DG Fastchannel, Inc.*	23,600	499,612
Lin TV Corp. "A"*	22,500	293,625
Scholastic Corp.*	11,500	394,105
Sinclair Broadcast Group, Inc. "A" (a)	60,400	543,600
		1,730,942
Specialty Retail 3.2%
Cato Corp. "A"	7,900	129,323
Jo-Ann Stores, Inc.*	30,300	383,901
Rent-A-Center, Inc.* (a)	151,800	2,595,780
Stage Stores, Inc.	113,800	1,362,186
Talbots, Inc. (a)	42,900	414,843
		4,886,033
Textiles, Apparel & Luxury Goods 1.2%
Movado Group, Inc.	30,500	738,710
Perry Ellis International, Inc.*	60,850	1,067,917
		1,806,627
Consumer Staples 3.6%
Food & Staples Retailing 0.2%
Casey's General Stores, Inc.	10,000	260,000
Food Products 3.0%
Cal-Maine Foods, Inc. (a)	72,100	2,078,643
Flowers Foods, Inc.	43,637	1,047,288
Fresh Del Monte Produce, Inc.*	7,300	233,892
Imperial Sugar Co. (a)	45,400	997,892
Sanderson Farms, Inc. (a)	7,200	241,992
		4,599,707
Personal Products 0.4%
Elizabeth Arden, Inc.*	28,700	575,435
Energy 5.0%
Energy Equipment & Services 1.4%
Grey Wolf, Inc.*	158,400	944,064
GulfMark Offshore, Inc.*	14,000	585,480
Pioneer Drilling Co.*	41,200	428,892
Union Drilling, Inc.*	15,600	239,928
		2,198,364
Oil, Gas & Consumable Fuels 3.6%
Brigham Exploration Co.*	37,600	260,944
Callon Petroleum Co.*	8,200	126,362
Clayton Williams Energy, Inc.*	3,600	129,960
Comstock Resources, Inc.*	55,400	1,756,180
Mariner Energy, Inc.*	33,700	844,522
Swift Energy Co.*	53,700	2,317,155
		5,435,123
Financials 31.6%
Capital Markets 1.5%
Calamos Asset Management, Inc. "A"	38,500	840,070
Hercules Technology Growth Capital, Inc.	14,436	168,179
MCG Capital Corp.	19,700	259,646
Prospect Capital Corp. (a)	55,428	802,598
Waddell & Reed Financial, Inc. "A"	7,300	242,214
		2,312,707
Commercial Banks 12.1%
BancFirst Corp.	6,600	297,198
Banco Latinoamericano de Exportaciones SA "E"	42,000	648,060
Banner Corp.	6,800	175,644
Boston Private Financial Holdings, Inc. (a)	18,200	415,506
Cathay General Bancorp. (a)	29,700	770,121
Citizens Republic Bancorp., Inc. (a)	112,200	1,586,508
City Bank (a)	6,700	146,730
City Holding Co.	4,400	169,048
Columbia Banking System, Inc.	4,100	105,411
Community Bancorp.*	10,600	177,020
Community Bank System, Inc.	14,800	322,936
First Community Bancorp.	4,900	174,097
First Regional Bancorp.*	4,400	89,188
FirstMerit Corp.	63,200	1,413,784
Frontier Financial Corp. (a)	22,900	466,244
Glacier Bancorp., Inc. (a)	19,000	353,590
Greene Bancshares, Inc.	29,400	615,930
Hancock Holding Co.	12,500	518,750
IBERIABANK Corp.	5,250	269,902
Nara Bancorp., Inc.	15,400	187,264
NBT Bancorp., Inc.	14,100	318,378
Old National Bancorp.	10,900	183,120
Pacific Capital Bancorp.	66,666	1,433,319
Park National Corp.	4,700	338,400
Preferred Bank	10,100	222,503
Prosperity Bancshares, Inc.	31,200	897,000
Provident Bankshares Corp.	18,800	389,724
Renasant Corp.	12,900	270,513
Sandy Spring Bancorp., Inc.	7,950	238,103
Sterling Bancshares, Inc.	68,000	682,040
Sterling Financial Corp.	61,400	1,092,306
SVB Financial Group*	24,000	1,161,600
Trustmark Corp.	4,500	103,545
UMB Financial Corp.	17,470	736,011
United Bankshares, Inc.	39,100	1,257,456
United Community Banks, Inc. (a)	10,600	204,686
West Coast Bancorp.	5,000	76,000
		18,507,635
Insurance 6.6%
Aspen Insurance Holdings Ltd.	56,200	1,585,964
CNA Surety Corp.*	5,500	98,065
FBL Financial Group, Inc. "A"	5,500	181,225
Harleysville Group, Inc.	4,100	146,165
IPC Holdings Ltd.	25,200	648,396
Max Capital Group Ltd.	69,100	1,961,749
Meadowbrook Insurance Group, Inc.*	17,500	161,000
Navigators Group, Inc.*	32,300	1,864,679
Platinum Underwriters Holdings Ltd.	50,700	1,711,125
Safety Insurance Group, Inc.	4,100	159,982
Seabright Insurance Holdings*	45,200	663,988
Selective Insurance Group, Inc.	17,900	427,989
United Fire & Casualty Co.	6,400	213,632
Validus Holdings Ltd.*	10,500	255,675
		10,079,634
Real Estate Investment Trusts 9.2%
Alexandria Real Estate Equities, Inc. (REIT)	6,800	667,964
American Campus Communities, Inc. (REIT)	6,700	193,295
Anthracite Capital, Inc. (REIT) (a)	48,500	364,235
Ashford Hospitality Trust (REIT)	62,000	387,500
BioMed Realty Trust, Inc. (REIT)	20,600	475,448
Corporate Office Properties Trust (REIT)	12,100	387,563
DCT Industrial Trust, Inc. (REIT) (a)	47,800	452,666
DiamondRock Hospitality Co. (REIT)	26,200	344,530
Education Realty Trust, Inc. (REIT)	36,700	432,326
Entertainment Properties Trust (REIT)	10,300	509,850
Equity One, Inc. (REIT) (a)	29,500	696,495
Extra Space Storage, Inc. (REIT)	16,700	252,838
First Industrial Realty Trust, Inc. (REIT) (a)	10,300	358,749
Gramercy Capital Corp. (REIT) (a)	7,600	175,940
Healthcare Realty Trust, Inc. (REIT)	23,500	607,005
Home Properties, Inc. (REIT) (a)	6,400	307,136
Inland Real Estate Corp. (REIT) (a)	23,500	314,430
LaSalle Hotel Properties (REIT)	22,300	611,243
Lexington Realty Trust (REIT) (a)	37,600	562,120
Maguire Properties, Inc. (REIT) (a)	12,900	355,782
Medical Properties Trust, Inc. (REIT)	10,900	137,776
MFA Mortgage Investments, Inc. (REIT)	24,800	252,960
National Retail Properties, Inc. (REIT)	25,300	574,816
Nationwide Health Properties, Inc. (REIT) (a)	10,300	325,068
Parkway Properties, Inc. (REIT)	3,800	136,496
Pennsylvania Real Estate Investment Trust (REIT)	20,900	556,985
Potlatch Corp. (REIT)	12,400	532,332
Realty Income Corp. (REIT) (a)	33,000	804,540
Senior Housing Properties Trust (REIT)	22,700	508,253
Sovran Self Storage, Inc. (REIT) (a)	14,000	554,680
Strategic Hotels & Resorts, Inc. (REIT)	44,300	635,705
Sunstone Hotel Investors, Inc. (REIT)	29,500	490,880
U-Store-It Trust (REIT)	17,900	170,408
		14,138,014
Thrifts & Mortgage Finance 2.2%
Anchor BanCorp. Wisconsin, Inc. (a)	8,300	207,500
Corus Bankshares, Inc. (a)	190,400	2,421,888
Ocwen Financial Corp.* (a)	42,600	265,824
WSFS Financial Corp.	7,300	389,090
		3,284,302
Health Care 6.7%
Biotechnology 0.7%
Isis Pharmaceuticals, Inc.*	69,400	1,082,640
Health Care Providers & Services 4.7%
AmSurg Corp.*	10,700	275,632
Apria Healthcare Group, Inc.*	107,300	2,276,906
Centene Corp.*	61,600	1,474,704
Healthspring, Inc.*	65,700	1,359,333
Kindred Healthcare, Inc.*	54,500	1,500,930
Magellan Health Services, Inc.*	5,400	236,196
		7,123,701
Life Sciences Tools & Services 0.4%
Albany Molecular Research, Inc.*	12,800	137,728
Cambrex Corp.	57,500	546,250
		683,978
Pharmaceuticals 0.9%
Perrigo Co.	45,600	1,406,304
Industrials 14.2%
Aerospace & Defense 0.3%
Cubic Corp.	14,100	378,726
DynCorp International, Inc. "A"*	6,300	129,591
		508,317
Airlines 2.0%
Alaska Air Group, Inc.*	82,000	2,074,600
Republic Airways Holdings, Inc.*	10,400	207,584
SkyWest, Inc.	30,300	788,406
		3,070,590
Commercial Services & Supplies 3.1%
Bowne & Co., Inc.	10,000	123,000
Deluxe Corp.	79,400	1,931,008
IKON Office Solutions, Inc.	68,200	557,876
United Stationers, Inc.*	35,300	1,950,678
Watson Wyatt Worldwide, Inc. "A"	4,300	211,345
		4,773,907
Construction & Engineering 2.1%
EMCOR Group, Inc.*	84,400	1,850,892
Perini Corp.*	38,500	1,345,575
		3,196,467
Electrical Equipment 2.8%
Encore Wire Corp. (a)	43,000	717,240
GrafTech International Ltd.*	101,900	1,533,595
LSI Industries, Inc.	41,100	504,708
Regal-Beloit Corp.	9,200	348,864
Superior Essex, Inc.*	50,600	1,216,930
		4,321,337
Industrial Conglomerates 0.3%
Tredegar Corp.	31,900	442,134
Machinery 2.7%
Actuant Corp. "A"	24,000	655,920
Ampco-Pittsburgh Corp.	7,400	286,898
Columbus McKinnon Corp.*	23,200	593,224
EnPro Industries, Inc.*	10,100	303,000
Mueller Industries, Inc.	15,700	439,600
Robbins & Myers, Inc.	27,300	1,809,444
		4,088,086
Road & Rail 0.9%
Arkansas Best Corp. (a)	18,100	557,299
Dollar Thrifty Automotive Group, Inc.*	29,700	724,977
MascoTech, Inc. (Escrow Shares)*	90,800	0
		1,282,276
Information Technology 9.9%
Communications Equipment 1.3%
Anaren, Inc.*	26,000	355,160
Avocent Corp.*	47,100	781,860
Dycom Industries, Inc.*	23,100	545,622
Plantronics, Inc.	11,200	213,920
		1,896,562
Computers & Peripherals 1.3%
Emulex Corp.*	129,600	2,021,760
Electronic Equipment & Instruments 0.1%
Technitrol, Inc.	8,800	199,408
Internet Software & Services 1.1%
CMGI, Inc.*	22,000	283,800
EarthLink, Inc.*	88,200	600,642
InfoSpace, Inc.	16,000	152,160
S1 Corp.*	38,900	220,174
United Online, Inc. (a)	38,100	425,577
		1,682,353
IT Services 2.6%
CSG Systems International, Inc.*	184,300	2,351,668
ManTech International Corp. "A"*	31,500	1,288,350
SRA International, Inc. "A"*	12,100	331,903
		3,971,921
Semiconductors & Semiconductor Equipment 2.3%
Cymer, Inc.*	6,400	172,864
Pericom Semiconductor Corp.*	81,800	1,109,208
Semtech Corp.*	88,200	1,126,314
Standard Microsystems Corp.*	3,600	107,712
Zoran Corp.*	89,100	1,051,380
		3,567,478
Software 1.2%
JDA Software Group, Inc.*	89,700	1,595,763
Secure Computing Corp.*	21,500	192,425
		1,788,188
Materials 6.6%
Chemicals 3.4%
Arch Chemicals, Inc.	46,800	1,575,756
CF Industries Holdings, Inc.	27,800	2,972,654
PolyOne Corp.*	91,500	563,640
		5,112,050
Containers & Packaging 1.7%
AptarGroup, Inc.	4,500	169,740
Rock-Tenn Co. "A" (a)	86,800	2,481,612
		2,651,352
Metals & Mining 0.5%
Worthington Industries, Inc. (a)	49,500	811,305
Paper & Forest Products 1.0%
Buckeye Technologies, Inc.*	108,500	1,426,775
Schweitzer-Mauduit International, Inc.	5,600	133,504
		1,560,279
Telecommunication Services 2.2%
Diversified Telecommunication Services 1.5%
Alaska Communications Systems Group, Inc. (a)	109,900	1,542,996
Atlantic Tele-Network, Inc.	18,300	576,267
Premiere Global Services, Inc.*	17,700	215,763
		2,335,026
Wireless Telecommunication Services 0.7%
USA Mobility, Inc.*	86,000	1,032,860
Utilities 5.0%
Electric Utilities 2.1%
ALLETE, Inc. (a)	11,500	442,635
Cleco Corp.	25,700	664,345
Portland General Electric Co.	51,000	1,256,640
Westar Energy, Inc. (a)	37,600	915,936
		3,279,556
Gas Utilities 2.3%
New Jersey Resources Corp.	18,750	879,188
Northwest Natural Gas Co.	17,000	804,780
Southwest Gas Corp.	37,900	1,082,045
The Laclede Group, Inc.	3,900	130,962
WGL Holdings, Inc.	18,800	606,112
		3,503,087
Multi-Utilities 0.6%
Black Hills Corp. (a)	21,900	848,406
Total Common Stocks (Cost $153,161,214)		149,126,497

Closed End Investment Company 0.9%
Apollo Investment Corp. (a) (Cost $1,618,896)	85,716	1,301,169
	Principal Amount ($)	Value ($)

Government & Agency Obligation 1.4%
US Treasury Obligation
US Treasury Bill, 3.03%**, 4/17/2008 (b) (Cost $2,206,131)	2,217,000	2,208,294
	Shares	Value ($)

Securities Lending Collateral 14.7%
Daily Assets Fund Institutional, 4.22% (c) (d) (Cost $22,486,869)	22,486,869	22,486,869

Cash Equivalents 3.8%
Cash Management QP Trust, 4.52% (c) (Cost $5,811,439)	5,811,439	5,811,439
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $185,284,549)+	118.3	180,934,268
Other Assets and Liabilities, Net (a)	(18.3)	(28,024,564)
Net Assets	100.0	152,909,704
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $186,027,287. At January 31, 2008, net unrealized depreciation for all securities based on tax cost was $5,093,019. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,612,599 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,705,618.
(a) All or a portion of these securities were on loan amounting to $21,648,147 (see Notes to Financial Statements). In addition, included in other assets and liabilities, net are pending sales amounting to $1,276,932 that are also on loan. The value of all securities loaned at January 31, 2008 amounted to $22,925,079 which is 15.0% of net assets.
(b) At January 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At January 31, 2008, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Apreciation ($)
Russell 2000 Index	3/19/2008	5	1,686,273	1,787,500	101,227

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $156,986,241) — Including $21,648,147 of securities loaned	$ 152,635,960
Investment in Daily Assets Fund Institutional (cost $22,486,869)*	22,486,869
Investment in Cash Management QP Trust (cost $5,811,439)	5,811,439
Total investments, at value (cost $185,284,549)	180,934,268
Cash	203,285
Receivable for Fund shares sold	58,897
Receivable for investments sold	30,555,135
Dividends receivable	151,544
Interest receivable	57,659
Receivable for daily variation margin on open futures contracts	57,500
Receivable for variation margin on closed futures contracts	928,654
Other assets	40,598
Total assets	212,987,540
Liabilities
Payable for Fund shares redeemed	36,318,176
Payable upon return of securities loaned	22,486,869
Payable for investments purchased	947,673
Accrued management fee	102,562
Other accrued expenses and payables	222,556
Total liabilities	60,077,836
Net assets, at value	$ 152,909,704
Net Assets Consist of
Undistributed net investment income	1,450,179
Net unrealized appreciation (depreciation) on: Investments	(4,350,281)
Futures	101,227
Accumulated net realized gain (loss)	(39,392,655)
Paid-in capital	195,101,234
Net assets, at value	$ 152,909,704
* Represents collateral on securities loaned.
Statement of Assets and Liabilities as of January 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($11,417,862 ÷ 698,040 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.36
Maximum offering price per share (100 ÷ 94.25 of $16.36)	$ 17.36

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,987,508 ÷ 129,382 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.36

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,720,451 ÷ 305,565 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.45
Class S Net Asset Value, offering and redemption price(a) per share ($134,783,883 ÷ 8,260,953 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.32
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $59)	$ 2,555,708
Interest	13,487
Interest — Cash Management QP Trust	73,163
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	292,620
Total Income	2,934,978
Expenses: Management fee	796,895
Administration fee	119,834
Services to shareholders	286,356
Custodian fee	13,233
Distribution and service fees	58,384
Professional fees	51,623
Trustees' fees and expenses	6,767
Reports to shareholders	21,330
Registration fees	22,123
Other	9,435
Total expenses before expense reductions	1,385,980
Expense reductions	(2,215)
Total expenses after expense reductions	1,383,765
Net investment income (loss)	1,551,213
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(39,178,738)
Futures	279,063
(38,899,675)
Change in net unrealized appreciation (depreciation) on: Investments	(827,003)
Futures	284,830
(542,173)
Net gain (loss)	(39,441,848)
Net increase (decrease) in net assets resulting from operations	$ (37,890,635)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2008 (Unaudited)	Year Ended July 31, 2007
Operations: Net investment income (loss)	$ 1,551,213	$ 2,688,843
Net realized gain (loss)	(38,899,675)	44,561,175
Change in net unrealized appreciation (depreciation)	(542,173)	(33,697,821)
Net increase (decrease) in net assets resulting from operations	(37,890,635)	13,552,197
Distributions to shareholders from: Net investment income: Class A	(53,401)	(13,484)
Class S	(1,465,159)	(1,257,833)
Net realized gains: Class A	(1,926,126)	(2,181,612)
Class B	(363,281)	(476,603)
Class C	(886,299)	(976,538)
Class S	(29,978,680)	(42,717,590)
Total distributions	(34,672,946)	(47,623,660)
Fund share transactions: Proceeds from shares sold	12,351,080	42,346,993
Reinvestment of distributions	33,868,285	46,445,915
Cost of shares redeemed	(95,299,138)	(104,442,677)
Redemption fees	112	10,373
Net increase (decrease) in net assets from Fund share transactions	(49,079,661)	(15,639,396)
Increase (decrease) in net assets	(121,643,242)	(49,710,859)
Net assets at beginning of period	274,552,946	324,263,805
Net assets at end of period (including undistributed net investment income of $1,450,179 and $1,417,526, respectively)	$ 152,909,704	$ 274,552,946

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.87	$ 25.89	$ 28.16	$ 26.23	$ 20.85	$ 20.77
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.15[d,e]	.02	(.03)	.08	.05
Net realized and unrealized gain (loss)	(3.40)	.87	.80	5.76	5.32	2.28
Total from investment operations	(3.30)	1.02	.82	5.73	5.40	2.33
Less distributions from: Net investment income	(.09)	(.02)	—	(.13)	(.02)	—
Net realized gains	(3.12)	(4.02)	(3.09)	(3.67)	—	(2.25)
Total distributions	(3.21)	(4.04)	(3.09)	(3.80)	(.02)	(2.25)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 16.36	$ 22.87	$ 25.89	$ 28.16	$ 26.23	$ 20.85
Total Return (%)[c]	(15.17)**	2.78[d]	3.66	22.75	25.84	13.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	16	14	14	9	3
Ratio of expenses (%)	1.44*	1.37	1.42	1.41	1.35	1.44
Ratio of net investment income (loss) (%)	1.01*	.57[d,e]	.10	(.12)	.35	.28
Portfolio turnover rate (%)	112**	109	117	90	135	168
[a] For the six months ended January 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[e] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class B Years Ended July 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 21.69	$ 24.91	$ 27.44	$ 25.72	$ 20.61	$ 20.71
Income (loss) from investment operations: Net investment income (loss)[b]	.03	(.04)[d,e]	(.18)	(.23)	(.12)	(.10)
Net realized and unrealized gain (loss)	(3.24)	.84	.74	5.62	5.23	2.25
Total from investment operations	(3.21)	.80	.56	5.39	5.11	2.15
Less distributions from: Net realized gains	(3.12)	(4.02)	(3.09)	(3.67)	—	(2.25)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 15.36	$ 21.69	$ 24.91	$ 27.44	$ 25.72	$ 20.61
Total Return (%)[c]	(15.46)**	1.87[d]	2.74	21.72	24.79	12.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	3	3	2
Ratio of expenses (%)	2.28*	2.19	2.27	2.20	2.24	2.26
Ratio of net investment income (loss) (%)	.17*	(.25)[d,e]	(.75)	(.91)	(.54)	(.54)
Portfolio turnover rate (%)	112**	109	117	90	135	168
[a] For the six months ended January 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[e] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class C Years Ended July 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 21.77	$ 24.98	$ 27.47	$ 25.75	$ 20.61	$ 20.71
Income (loss) from investment operations: Net investment income (loss)[b]	.04	(.03)[d,e]	(.15)	(.23)	(.10)	(.10)
Net realized and unrealized gain (loss)	(3.24)	.84	.75	5.62	5.24	2.25
Total from investment operations	(3.20)	.81	.60	5.39	5.14	2.15
Less distributions from: Net realized gains	(3.12)	(4.02)	(3.09)	(3.67)	—	(2.25)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 15.45	$ 21.77	$ 24.98	$ 27.47	$ 25.75	$ 20.61
Total Return (%)[c]	(15.45)**	1.95[d]	2.90	21.74	24.94	12.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	7	5	4	2.66
Ratio of expenses (%)	2.16*	2.15	2.13	2.19	2.08	2.25
Ratio of net investment income (loss) (%)	.29*	(.21)[d,e]	(.61)	(.90)	(.38)	(.53)
Portfolio turnover rate (%)	112**	109	117	90	135	168
[a] For the six months ended January 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[e] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class S Years Ended July 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.85	$ 25.90	$ 28.22	$ 26.27	$ 20.87	$ 20.79
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.23[c,d]	.11	.07	.13	.10
Net realized and unrealized gain (loss)	(3.40)	.86	.80	5.75	5.35	2.28
Total from investment operations	(3.26)	1.09	.91	5.82	5.48	2.38
Less distributions from: Net investment income	(.15)	(.12)	(.14)	(.20)	(.08)	(.05)
Net realized gains	(3.12)	(4.02)	(3.09)	(3.67)	—	(2.25)
Total distributions	(3.27)	(4.14)	(3.23)	(3.87)	(.08)	(2.30)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 16.32	$ 22.85	$ 25.90	$ 28.22	$ 26.27	$ 20.87
Total Return (%)	(14.99)**	3.02[c]	4.01	23.11	26.26	13.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	249	302	346	288	237
Ratio of expenses (%)	1.10*	1.06	1.09	1.04	1.16	1.21
Ratio of net investment income (loss) (%)	1.35*	.88[c,d]	.43	.25	.54	.51
Portfolio turnover rate (%)	112**	109	117	90	135	168
[a] For the six months ended January 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[d] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Small Cap Value Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of January 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for each of the three open tax years as of July 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $260,301,415 and $342,080,499, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Over $500 million of such net assets	.615%

Accordingly, for the six months ended January 31, 2008, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.665% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended January 31, 2008, the Advisor received an Administration Fee of $119,834, of which $15,933 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended January 31, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at January 31, 2008
Class A	$ 17,406	$ 4,519
Class B	4,705	1,281
Class C	6,012	1,732
Class S	201,853	69,326
	$ 229,976	$ 76,858

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2008
Class B	$ 9,509	$ 1,160
Class C	22,990	2,917
	$ 32,499	$ 4,077

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2008	Annualized Effective Rate
Class A	$ 15,370	$ 2,312.22%
Class B	3,092	314.24%
Class C	7,423	945.24%
	$ 25,885	$ 3,571

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter of the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2008 aggregated $2,420.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2008, the CDSC for Class B and C shares aggregated $4,257 and $1,018, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended January 31, 2008, DWS-SDI received $10 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $2,096, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2008, the Fund's custodian fee was reduced by $268 and $1,947 respectively, for custodian and transfer agent credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2008		Year Ended July 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	121,268	$ 2,380,197	277,322	$ 7,071,664
Class B	11,963	223,209	43,162	1,071,666
Class C	45,432	898,899	165,036	4,094,934
Class S	448,368	8,848,775	1,181,909	30,108,729
		$ 12,351,080		$ 42,346,993
Shares issued to shareholders in reinvestment of distributions
Class A	107,788	$ 1,866,894	83,233	$ 2,058,344
Class B	20,760	337,977	18,304	431,437
Class C	52,492	859,299	40,069	948,433
Class S	1,784,704	30,804,115	1,743,315	43,007,701
		$ 33,868,285		$ 46,445,915
Shares redeemed
Class A	(211,358)	$ (4,195,465)	(218,560)	$ (5,588,576)
Class B	(40,923)	(791,813)	(42,033)	(1,029,812)
Class C	(119,825)	(2,246,419)	(82,343)	(2,014,053)
Class S	(4,861,791)	(88,065,441)	(3,707,367)	(95,810,236)
		$ (95,299,138)		$ (104,442,677)
Redemption fees		$ 112		$ 10,373
Net increase (decrease)
Class A	17,698	$ 51,632	141,995	$ 3,542,265
Class B	(8,200)	(230,627)	19,433	473,326
Class C	(21,901)	(488,221)	122,762	3,031,275
Class S	(2,628,719)	(48,412,445)	(782,143)	(22,686,262)
		$ (49,079,661)		$ (15,639,396)

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.

G. Proposed Fund Merger

On January 24, 2008, The Board of the Fund approved in principle, the merger of the DWS Small Cap Value Fund, (the "Acquired Fund") into the DWS Dreman Mid Cap Value Fund.

Completion of the merger is subject to a number of conditions, including final approval by the Acquired Fund's Board and approval by shareholders of the Acquired Fund at the shareholder meeting expected to be held on or about June 27, 2008.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class S shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SAAUX	SABUX	SACUX	SCSUX
CUSIP Number	23337G 704	23337G 803	23337G 886	23337G 878
Fund Number	450	650	750	2078

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Value Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Value Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 25, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 25, 2008